Rule 497(d)
FT 408


Supplement to the Prospectus dated April 19, 2000

Sales Charge Discount for Eligible Purchasers

Notwithstanding anything to the contrary in the Prospectus, you can use your redemption or termination proceeds from any Nike Securities L.P. sponsored unit investment trust to purchase Units of the Trust in FT 408 during the initial offering period at the Public Offering Price less 1%. Dealers and other selling agents will receive a concession or agency commission of 2.2% (2.5% for volume purchasers) of the sales price of Units sold pursuant to this provision.

May 3, 2000